Exhibit 99.2

Additional Information on Non-GAAP and Other Financial Measures

From time to time, MetLife, Inc. and its subsidiaries ("MetLife") may refer to its assets under management ("AUM") using financial measures which are not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"). MetLife believes that these non-GAAP financial measures enhance the understanding of the depth and breadth of its investment management services and the comparability of its general account ("GA") investment portfolio, separate account ("SA") investment portfolios and unaffiliated/third party client investment portfolios. MetLife uses these measures to evaluate its asset management business.

The following non-GAAP financial measures (as defined below) should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

	Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	Total AUM	(i)	Total Investments
(ii)	GA AUM	(ii)	Total Investments
(iii)	Total Mortgage Loan AUM	(iii)	Mortgage Loans
(iv)	GA Mortgage Loan AUM	(iv)	Mortgage Loans
(v)	Total Commercial Mortgage Loan AUM (NAV)	(v)	Commercial Mortgage Loans
(vi)	Total Commercial Mortgage Loan AUM (GMV)	(vi)	Commercial Mortgage Loans
(vii)	GA Commercial Mortgage Loan AUM	(vii)	Commercial Mortgage Loans
(viii)	Total Agricultural Mortgage Loan AUM	(viii)	Agricultural Mortgage Loans
(ix)	GA Agricultural Mortgage Loan AUM	(ix)	Agricultural Mortgage Loans
(x)	Total Residential Mortgage Loan AUM	(x)	Residential Mortgage Loans
(xi)	GA Residential Mortgage Loan AUM	(xi)	Residential Mortgage Loans
(xii)	Total U.S. Residential Mortgage Loan AUM	(xii)	Residential Mortgage Loans
(xiii)	Total Real Estate Equity AUM (NAV)	(xiii)	Real Estate and Real Estate Joint Ventures
(xiv)	Total Real Estate Equity AUM (GMV)	(xiv)	Real Estate and Real Estate Joint Ventures
(xv)	GA Real Estate Equity AUM	(xv)	Real Estate and Real Estate Joint Ventures
(xvi)	Commercial Real Estate AUM (NAV)	(xvi)	Real Estate and Real Estate Joint Ventures and Commercial Mortgage Loans
(xvii)	Commercial Real Estate AUM (GMV); and	(xvii)	Real Estate and Real Estate Joint Ventures and Commercial Mortgage Loans; and
(xviii)	Private Capital AUM	(xviii)	Residential Mortgage Loans

GAAP to Non-GAAP Reconciliations

Reconciliation of Total Investments to GA AUM and Total AUM	
($ in Billions)	**9/30/2019**
Total Investments	**$471.9**
>Plus Cash and Cash Equivalents	19.5
>Plus Fair Value Adjustment – Mortgage Loans	3.1
>Plus Fair Value Adjustment – Real Estate and Real Estate Joint Ventures	6.3
>Less Policy Loans	9.7
>Less Other Invested Assets	22.0
>Less Contractholder-Directed Equity Securities and Fair Value Option Securities	12.7
GA AUM	**$456.4**
>Plus SA AUM	15.2
>Plus TP AUM	124.4
Institutional Client AUM	**$139.6**
Total AUM	**$596.0**

Total Mortgage Loan AUM Reconciliation	
($ in Billions)	**9/30/2019**
Mortgage Loans	**$79.0**
>Plus Fair Value Adjustment	3.1
>Plus Joint Venture Reclassification	0.9
GA Mortgage Loan AUM	**83.0**
>Plus SA Mortgage Loan AUM	0.0
>Plus TP Mortgage Loan AUM	21.5
Institutional Client Mortgage Loan AUM	**21.5**
Total Mortgage Loan AUM	**$104.5**

MetLife Investment Management

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Commercial Real Estate AUM Reconciliations		
($ in Billions)	9/30/2019	
	NAV	GMV
Commercial Mortgage Loans	**$49.7**	
>Plus Fair Value Adjustment	2.3	
>Plus Joint Venture Reclassification	0.9	
GA Commercial Mortgage Loan AUM	**$52.9**	
>Plus SA Commercial Mortgage Loan AUM	0.0	
>Plus TP Commercial Mortgage Loan AUM	15.4	
Institutional Client Commercial Mortgage Loan AUM	**$15.4**	
Total Commercial Mortgage Loan AUM (NAV)	**$68.3**	**$68.3**
>Plus Gross Market Value Adjustment		1.0
Total Commercial Mortgage Loan AUM (GMV)		**$69.3**
Real Estate and Real Estate Joint Ventures	**$10.2**	
>Plus Fair Value Adjustment	6.3	
>Less Joint Venture Reclassification	0.9	
GA Real Estate Equity AUM	**$15.6**	
>Plus SA Real Estate Equity AUM	0.0	
>Plus TP Real Estate Assets Equity AUM	7.4	
Institutional Client Real Estate Equity AUM	**$7.4**	
Total Real Estate Equity (NAV)	**$23.0**	**$23.0**
>Plus Gross Market Value Adjustment		6.8
Total Real Estate Equity AUM (GMV)		**$29.8**
Commercial Real Estate AUM (NAV)	**$91.3**	
Commercial Real Estate AUM (GMV)		**$99.1**

Total Agricultural Mortgage Loan AUM Reconciliation	
($ in Billions)	9/30/2019
Agricultural Mortgage Loans	**$15.8**
>Plus Fair Value Adjustment	0.2
GA Agricultural Mortgage Loan AUM	**$16.0**
>Plus SA Agricultural Mortgage Loan AUM	0.0
>Plus TP Agricultural Mortgage Loan AUM	3.4
Institutional Client Agricultural Mortgage Loan AUM	**$3.4**
Total Agricultural Mortgage Loan AUM	**$19.4**

MetLife Investment Management

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Total Residential Mortgage Loan AUM and U.S. Residential Mortgage Loan AUM Reconciliations ($ in Billions) 9/30/2019 Residential Mortgage Loans $13.5 >Plus Fair Value Adjustment 0.6 GA Residential Mortgage Loan AUM $14.1 >Plus SA Residential Mortgage Loan AUM 0.0 >Plus TP Residential Mortgage Loan AUM 2.7 Institutional Client Residential Mortgage Loan AUM $2.7 Total Residential Mortgage Loan AUM $16.8 >Less Fair Value Option Residential Mortgage Loans 0.2 >Less Non-U.S. Residential Mortgage Loans 1.0 Total U.S. Residential Mortgage Loan AUM $15.6 Private Capital AUM Reconciliation ($ in Billions) 9/30/2019 Residential Mortgage Loans $13.5 >Plus Fair Value Adjustment 0.6 GA Residential Mortgage Loan AUM $14.1 >Plus SA Residential Mortgage Loan AUM 0.0 >Plus TP Residential Mortgage Loan AUM 2.7 Institutional Client Residential Mortgage Loan AUM $2.7 Total Residential Mortgage Loan AUM $16.8 >Plus Private Corporates 58.3 >Plus Private Infrastructure 24.3 >Plus Alternatives 9.6 >Plus Middle Market Private Capital 0.8 >Plus Private Asset-Backed Securities 0.5 Private Capital AUM $110.3 Portfolio Strategy Level and Other Financial Measures Total AUM by Portfolio Strategy ($ in Billions) 9/30/2019 Public Fixed Income AUM $345.8 Private Capital AUM 110.3 Commercial Real Estate AUM (NAV) 91.3 Total Agricultural Mortgage Loan AUM 19.4 Index Strategies AUM 28.0 Equity Securities AUM 1.2 Total AUM $596.0 3

Components of Total AUM by Portfolio Strategy ($ in Billions) 9/30/2019 Components of Public Fixed Income AUM: Public Corporates $112.7 Structured Products 64.0 Foreign Government 61.2 U.S. Government and Agency 51.6 Cash and Short-term Investments 26.0 Emerging Markets Debt 14.5 Municipals 13.5 High Yield 8.1 Bank Loans 6.1 Less: Portion of assets included within Index Strategies AUM 11.9 Public Fixed Income AUM $345.8 $345.8 Components of Private Capital AUM: Private Corporates $58.3 Private Infrastructure 24.3 Total Residential Mortgage Loan AUM 16.8 Alternatives 9.6 Middle Market Private Capital 0.8 Private Asset-Backed Securities 0.5 Private Capital AUM $110.3 $110.3 Components of Commercial Real Estate AUM (NAV): Total Commercial Mortgage Loan AUM (NAV) $68.3 Total Real Estate Equity AUM (NAV) 23.0 Commercial Real Estate AUM (NAV) $91.3 $91.3 Total Agricultural Mortgage Loan AUM $19.4 $19.4 Components of Equity Securities AUM: Common and Preferred Equity $17.3 Less: Portion of assets included within Index Strategies AUM 16.1 Equity Securities AUM $1.2 $1.2 Components of Index Strategies AUM: Portion of assets excluded from Public Fixed Income AUM: U.S. Government and Agency $4.1 Structured Products 3.6 Public Corporates 3.2 Cash and Short-term Investments 1.0 Subtotal – Portion of assets excluded from Public Fixed Income AUM $11.9 Portion of assets excluded from Equity Securities AUM 16.1 Index Strategies AUM $28.0 $28.0 Total AUM $596.0 Components of Middle Market Private Capital AUM ($ in Billions) 9/30/2019 Other Invested Assets $22.0 >Less Other Invested Assets Adjustment 21.7 Middle Market Private Capital Component of Other Invested Assets $0.3 >Plus Middle Market Private Capital 0.8 Middle Market Private Capital AUM $1.1 4

GAAP and Non-GAAP Definitions Total Assets Under Management, General Account Assets Under Management and related measures: Total Assets Under Management (“Total AUM”) (as well as all other measures based on Total AUM, such as Total Mortgage Loan AUM, Total Commercial Mortgage Loan AUM, Total Agricultural Mortgage Loan AUM, Total Residential Mortgage Loan AUM and Total Real Estate Equity AUM) are comprised of GA AUM (or the respective measure based on GA AUM) plus Institutional Client AUM (or the respective measure based on Institutional Client AUM) (each, as defined below). Commercial Real Estate AUM is comprised of Total Commercial Mortgage Loan AUM plus Total Real Estate Equity AUM. Total Commercial Mortgage Loan AUM, Total Real Estate Equity AUM and Commercial Real Estate AUM are presented on the basis of net asset value (net of deduction for encumbering debt, including the Reclassification (as defined in GA AUM below) (“NAV”)). Total Commercial Mortgage Loan AUM, Total Real Estate Equity AUM and Commercial Real Estate AUM are also presented on the basis of gross market value (plus an adjustment for encumbering debt, including the Reclassification (as defined below) (“GMV”)). General Account Assets Under Management (“GA AUM”) (as well as other measures based on GA AUM, such as GA Mortgage Loan AUM, GA Commercial Mortgage Loan AUM, GA Agricultural Mortgage Loan AUM, GA Residential Mortgage Loan AUM and GA Real Estate Equity AUM) are used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM are comprised of GA Total Investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder- directed equity securities and fair value option securities, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential mortgage loans) and real estate and real estate joint ventures included in GA AUM (at NAV) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at NAV) have been reclassified to exclude them from GA Real Estate Equity AUM and include them in both GA Mortgage Loan AUM and GA Commercial Mortgage Loan AUM (“Reclassification”). The following additional information is relevant to an understanding of our assets under management: Institutional Client AUM (as well as other measures based on Institutional Client AUM, such as Institutional Client Mortgage Loan AUM, Institutional Client Commercial Mortgage Loan AUM, Institutional Client Agricultural Mortgage Loan AUM, Institutional Client Residential Mortgage Loan AUM and Institutional Client Real Estate Equity AUM) are comprised of SA AUM and TP AUM (each, as defined below) (or the respective portions of each of SA AUM and TP AUM). MIM manages Institutional Client AUM in accordance with client guidelines contained in each investment contract (“Mandates”). Separate Account AUM (“SA AUM”) (as well as other measures based on SA AUM, such as SA Mortgage Loan AUM, SA Commercial Mortgage Loan AUM, SA Agricultural Mortgage Loan AUM, SA Residential Mortgage Loan AUM and SA Real Estate Equity AUM) are comprised of separate account investment portfolios of MetLife insurance companies (or the respective portions of such investment portfolios), which are managed by MetLife and included in MetLife, Inc.’s consolidated financial statements at estimated fair value. Third Party AUM (“TP AUM”) (as well as other measures based on TP AUM, such as TP Mortgage Loan AUM, TP Commercial Mortgage Loan AUM, TP Agricultural Mortgage Loan AUM, TP Residential Mortgage Loan AUM and TP Real Estate Equity AUM) are non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients (or the respective portions of TP AUM), which are stated at estimated fair value. TP AUM (as well as the other measures based on TP AUM) are owned by such unaffiliated/third party clients; accordingly, unaffiliated/third party non-proprietary assets are not included in MetLife, Inc.’s consolidated financial statements. Portfolio Strategy level non-GAAP financial measures: Private Capital AUM, which is stated at estimated fair value, is comprised of all of the following asset types included within Total AUM: Private Corporates, Private Infrastructure, Total Residential Mortgage Loan AUM, Alternatives, Middle Market Private Capital and Private Asset-Backed Securities. Total U.S. Residential Mortgage Loan AUM, which is stated at estimated fair value, is comprised of Total Residential Mortgage Loan AUM less adjustments to exclude fair value option residential mortgage loans and non-U.S. residential mortgage loans, at estimated fair value. The following information is relevant to an understanding of our Portfolio Strategy level financial measures: Public Fixed Income AUM, which is stated at estimated fair value, is comprised of a portion of the following asset types included within Total AUM: Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents), and all of the following asset types included within Total AUM: Foreign Government, Municipals, Emerging Markets Debt, High Yield and Bank Loans, less the portion of Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents) that is included within Index Strategies AUM. Equity Securities AUM, which is stated at estimated fair value, is comprised of a portion of the following asset type included within Total AUM: Common and Preferred Equity, less the portion of Common and Preferred Equity that is included within Index Strategies AUM. Index Strategies AUM, which is stated at estimated fair value, is comprised of a portion of the following asset types included within Total AUM: Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents) that are excluded from Public Fixed Income AUM and the portion of Common and Preferred Equity that is excluded from Equity Securities AUM. Additional financial measure: Middle Market Private Capital AUM, which is stated at estimated fair value, is comprised of Middle Market Private Capital assets plus an adjustment to include the middle market private capital component of other invested assets, at estimated fair value. While substantially all Other Invested Assets, which are excluded from GA AUM and Total AUM, are not actively managed, the middle market private capital component of other invested assets is actively managed. Additional information about MetLife’s general account investment portfolio is available in MetLife, Inc.’s quarterly financial materials for the quarter ended September 30, 2019, which may be accessed through MetLife’s Investor Relations web page at https://investor.metlife.com. L1119520173[exp0420][All States] One MetLife Way | Whippany, New Jersey 07981 © 2019 METLIFE, INC. 5